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                               FIRST AMENDMENT TO
                  SECURED REDUCING REVOLVING CREDIT AGREEMENT
                           DATED DECEMBER 17, 1997
                                 BY AND AMONG
                           MIDLAND RESOURCES, INC.,
                MIDLAND RESOURCES OPERATING COMPANY, INC.,
                         SUMMIT PETROLEUM CORPORATION
                                     AND
                                 COMPASS BANK

          This First Amendment ("FIRST AMENDMENT") by and between MIDLAND RESOURCES, INC. ("MRI"), a Texas corporation, MIDLAND RESOURCES OPERATING COMPANY, INC., a Texas corporation, and SUMMIT PETROLEUM CORPORATION, a Colorado corporation (individually and collectively, "BORROWER") and COMPASS BANK, a Texas state chartered bank ("BANK") is executed on this 26th day of March, 1998, to be effective, however, as of December 31, 1997.

                              W I T N E S S E T H:

          Borrower and Bank entered into a Secured Reducing Revolving Credit Agreement dated December 17, 1997 (the "Credit Agreement").

          Borrower has requested that Bank amend the definition of Tangible Net Worth, as set forth in the Credit Agreement, and Bank is willing to enter into the requested amendment, subject to and conditioned upon the provisions set forth herein.

          NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

     I.   AMENDMENTS TO CREDIT AGREEMENT.

          ARTICLE I of the Credit Agreement is hereby amended by replacing the following defined terms:

          "TANGIBLE NET WORTH" means the total assets of Borrower exclusive of
     (a) those assets classified as intangible, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges, (b) treasury stock and minority interests in any Person,
     (c) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock, (d) to the extent not already deducted from total assets, allowances for depreciation, depletion, obsolescence and/or amortization of properties, uncollectible accounts, and contingent but probable liabilities as to which an amount can be established, and (e) all assets arising from advances to officers, former officers or sales representatives of Borrower made outside of the ordinary course of business; less total liabilities of Borrower; all of the above being determined in accordance with GAAP; PROVIDED, HOWEVER, that notwithstanding any of the foregoing categories of

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     assets that are excluded from the calculation of Tangible Net Worth, the following items are hereby expressly INCLUDED in Tangible Net Worth: (x) deferred taxes, and (y) those certain contracts and leases owned by Borrower and reflected on its consolidated balance sheet as the contracts and leases acquired in connection with MRI's acquisition in 1993 of Midland Resources Operating Company, Inc.

     II. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this First Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

     A. The execution and delivery of this First Amendment and the performance by the Borrower of its obligations under this First Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon Borrower.

     B. This First Amendment represents the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

     C. Since the date of the Credit Agreement, no change, event or state of affairs has occurred and is continuing which would constitute an Event of Default or an Unmatured Event of Default.

     III. DEFINED TERMS. Terms used herein that are defined in the Credit Agreement shall have the same meanings herein, unless the context otherwise requires.

     IV. REAFFIRMATION OF CREDIT AGREEMENT. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

     V. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Loan Documents; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

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     VI.   SEVERABILITY.  Whenever possible each provision of this First
Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

     VII. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts on different dates, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     VIII. SECTION CAPTIONS. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

     IX. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon the Borrower, the Bank and its respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and the respective successors and assigns of the Bank.

     X. NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this First Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

     XI. NOTICE OF FINAL AGREEMENT. THE WRITTEN CREDIT AGREEMENT, AS HEREBY AMENDED, REPRESENTS THE FINAL AGREEMENT AMONG THE BANK, BORROWER AND ANY GUARANTOR OR OTHER OBLIGOR, IF ANY, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                   BORROWER:

                                   MIDLAND RESOURCES, INC.


                                   By: /s/ D. H. Warley, III
                                      ---------------------------------------
                                           D. H. Warley, III
                                           President


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                                   MIDLAND RESOURCES OPERATING COMPANY, INC.

                                   By: /s/ D. H. Warley, III
                                      ---------------------------------------
                                           D. H. Warley, III
                                           President



                                   SUMMIT PETROLEUM CORPORATION

                                   By: /s/ D. H. Warley, III
                                      ---------------------------------------
                                           D. H. Warley, III
                                           President



                                   BANK:

                                   COMPASS BANK

                                   By: /s/ Kathleen J. Bowen
                                      ---------------------------------------
                                           Kathleen J. Bowen
                                           Vice President



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